USED PRODUCT COLLECTION AGREEMENT

         THIS USED PRODUCT COLLECTION AGREEMENT (this "Agreement") is made and entered into on this the 29th day of September, 2000 by and between PENNZOIL-QUAKER STATE COMPANY ("Pennzoil"), a Delaware corporation, having its principal office at 700 Milam. Street (P. O. Box 2967), Houston, Texas 77002 (77252-2967), and Probex Fluids Recovery, Inc. ("Collector"), a Delaware corporation, having its principal office at One Galleria Tower, Suite 1200, 13355 Noel Road, Dallas, Texas 75240.

                                   WITNESSETH:

         WHEREAS, Pennzoil is in the business of manufacturing, distributing and selling petroleum products, various lubrication products, including motor oils, and other automotive and industrial products (collectively, the "Products") to various customers located throughout the United States of America; and

         WHEREAS, Collector is in the business of providing collection, transportation, handling, storage, treatment and/or disposal and/or recycling services (whether at its own facility or the facility of another) to the general public, which services may include the collection, hauling, disposal and/or recycling of used motor oils, used motor oil filters, used antifreeze and/or other used products within the states of Alabama, Arkansas, Florida, Georgia, Louisiana, Maryland, Mississippi, North Carolina, Tennessee and Texas (the "Territory");

         WHEREAS, Pennzoil and Collector have agreed to enter into this Agreement for the purpose of defining the terms and conditions upon which Pennzoil will, in exchange for Collector making its various services available to Pennzoil's customers, promote Collector's services to Pennzoil's customers located within the Territory.

                                   AGREEMENTS:

         NOW, THEREFORE, for and in consideration of the mutual agreements and covenants set forth in this Agreement, together with other good and valuable considerations, the receipt of which is hereby acknowledged by the parties hereto, Pennzoil and Collector hereby agree as follows:

         1. For purposes of this Agreement, the following definitions shall be applicable:

         a. Services - shall mean, collectively, the collection, transportation, handling, storage, treatment and/or disposal and/or recycling services for the following materials:

                    XX  Used Oil   XX   Used Oil Filters   XX   Used Antifreeze.
                   ----          ------                  ------

         b. Used Antifreeze - shall mean any aqueous glycol antifreeze solution removed from the cooling system of a motor vehicle or following use in an industrial application, which solution is ready for disposal and/or recycling; provided, however, solutions of the nature provided for hereunder that have been used as solvents are specifically excluded from this definition.

         c. Used Oil - shall mean any oil that has been refined from crude oil, or any synthetic oil, that has been used and as a result of such use is contaminated by physical or chemical impurities, including, but not limited to, lubrication/cutting oils and hydraulic oils; provided, however, oils that have been used as solvents are specifically excluded from this definition.

         d. Used Oil Filters - shall mean non-terne plated oil filters that have been removed from motor vehicle engines following use or that have been otherwise used in an industrial application and are ready for disposal and/or recycling.

         e. Used Products - shall mean, collectively, any Used Oil, Used Antifreeze and/or Used Oil Filters for which Collector will be performing the Services.

         f. Management Facility - shall mean the facility or facilities designated on Exhibit A. attached hereto and made a part hereof for all purposes, at the Used Products will be stored, treated, recycled, and/or disposed of in accordance with this Agreement.

         2. Pennzoil agrees, consistent with Paragraph 3 hereof, that it will promote Collector's Services to its customers located within the Territory, subject to Collector's satisfaction of the following items:

         a. Collector shall have participated in and successfully completed an assessment of its general business operations conducted by Pennzoil's Environmental, Safety and Health Department ("ESHA") or its agents, which assessment shall include, but not be limited to, a review of
         Collector's past and present business practices and regulatory compliance;

         b. Collector is currently licensed or otherwise authorized by law to operate the Management Facility in the State(s) of Alabama, Arkansas, Florida, Georgia, Louisiana, Maryland, Mississippi, North Carolina, Tennessee and Texas to perform the Services, and a copy of such license(s) or authorization(s) has (have) been provided to Pennzoil;

         c. Collector has provided Pennzoil with a copy of its most recent audited financial statement;

         d. Collector has presented Pennzoil with a copy of its most recent management guidelines which address the collection, handling, transporting, storage, recycling and/or disposal (if performed by Collector) of Used Products at any Management Facility owned and/or operated by Collector, including Collector's spill response and cleanup plans;

         e. Collector has provided Pennzoil with any and all copies of any other necessary licenses, permits or authorizations, including transportation permits, required by any federal, state or local governmental authority for the performance of the Services within the Territory;

         f. Collector has provided Pennzoil with proof of insurance or other indication of financial responsibility; and

         g. Collector has agreed, and by the execution of this Agreement does so agree, to comply with and be bound by Pennzoil's corporate "Environmental, Safety & Health Policy", a copy of which is attached hereto as Exhibit B and incorporated herein by this reference.

         3. Upon satisfaction of the conditions listed in Paragraph 2 hereof, Pennzoil shall recommend and promote Collector to those of its customers within the Territory that require Used Product services of the type being provided by Collector; provided, however, Pennzoil cannot and will not require that its customers use Collector for any such services.

         4. On an annual basis, Collector shall be responsible for providing Pennzoil with current financial statements, copies of all updated or newly acquired licenses, permits or authorizations required by law for the performance of the Services within the Territory, and any other information necessary to confirm that Collector is performing the Services in accordance with all federal, state and local laws, rules, regulations and ordinances applicable to the Services, including any laws, rules, regulations and ordinances pertaining to any Management Facility owned and/or operated by Collector and environmental protection in the performance of the Services. Collector's failure to present this information to Pennzoil in a timely manner shall be grounds for Pennzoil to terminate this Agreement and to cease the promotion of Collector's Services to Pennzoil's customers within the Territory.

         5. Collector shall provide the Services to Pennzoil's customers at rates that are competitive within the Territory and shall enter into separate collection agreements with each and every one of such customers (collectively, the "Customer Agreements"), the terms of which shall be solely between Collector and Pennzoil's customer and shall in no way include Pennzoil as a party thereto or otherwise indicate an involvement therein by Pennzoil; provided, however, at the request of Pennzoil's customer, Pennzoil's local sales representative shall work closely with Collector and/or its representatives to ensure that the needs of Pennzoil's customers are being adequately satisfied by Collector.

         6. Pennzoil will not and Collector hereby agrees that Pennzoil does not guarantee the performance of any of its customers under the terms and conditions of the Customer Agreements, including, without limitation, the payment by any such customer for the Services or the manner in which the Used Product is collected, stored or presented to Collector for collection, transporting and disposal/recycling.

         7. A. Collector shall hold harmless and fully indemnify Pennzoil, its parent, subsidiaries, divisions, and affiliates, and their respective officers, employees, agents, and representatives, from and against any and all claims, damages, expenses or injuries (including injuries to Collector, its employees, agents and representatives) arising from or in any manner related to the Customer Agreements or the Services to be provided by Collector thereunder, including, without limitation, (i) a failure by any customer to pay for the Services provided by Collector under the Customer Agreements, unless the billings for the Services are handled by Pennzoil, (ii) the collection or accumulation of materials, including the Used Products, whether by Pennzoil's customer or Collector, that are designated, determined to be, or at any time after the date of this Agreement, designated as or determined to be, under any federal, state or local laws, rules or regulations, "hazardous", a "hazardous substance" and/or a "solid or hazardous waste" (as these terms may be defined under such laws, rules or regulations) and would require handling and disposal in a manner inconsistent with the Services provided by Collector or the permits, licenses or other authorizations maintained by Collector for the performance of the Services, and (iii) any and all environmental contamination caused by or which is attributable to Pennzoil's customer, Collector or, if Collector is not the party responsible for the actual management, disposal and/or recycling of the materials, the party that bears such responsibility, including any and all damages, fines, fees, penalties and costs (including clean-up costs and site investigation costs) assessed by any federal, state or local governmental agency against either Pennzoil's customer, Collector or the party responsible for the actual management, disposal and/or recycling of the materials.

         B. The indemnity provided for herein shall survive the termination of this Agreement and shall remain effective despite the fact that all Customer Agreements entered into during the term hereof have also been terminated.

         C. Based upon the nature of the Services and the provisions of this Agreement, Collector acknowledges that Pennzoil will be providing its customers with an indemnity from and against the actions of Collector in the performance of such Services (the "Customer Indemnity"), which Customer Indemnity will be evidenced by a separate agreement made directly between Pennzoil and its customers. Collector further acknowledges that the Customer Indemnity shall not be considered by Collector to replace or in any manner diminish the responsibility that Collector may have under the Customer Agreements (including any indemnity provisions contained therein) or the provisions of this Paragraph
7. Collector shall not rely upon or be considered to be a third party beneficiary of the Customer Indemnity and expressly waives any right to claim, whether as a defense or otherwise, the benefit of the Customer Indemnity to protect Collector from responsibility for its actions, or the actions of any party with whom Collector contracts, in the performance of the Services.

         D. Notwithstanding anything to the contrary in this Agreement, nothing in this Section 7 shall be construed to modify or supersede the indemnities provided in Article IX of the Asset Purchase Agreement, Article XIII of the Services Agreements or Article XII of the Corporate Services Agreement. In the case of any conflicts between this Section 7, on the one hand, and the Asset Purchase Agreement, the Services Agreements or the Corporate Services Agreement, on the other hand, the latter agreements shall control. For purposes of this
Section 7, "Asset Purchase Agreement" means the Asset Purchase Agreement dated as of September 6, 2000, as amended, by and between Pennzoil and Collector and "Services Agreements" and "Corporate Services Agreement" have the respective meanings ascribed to them in the Asset Purchase Agreement.

         8. This Agreement and the contents hereof, shall be considered to be confidential between the parties. Collector is not authorized to publish, represent or otherwise disseminate to the public the existence of this Agreement or the terms contained herein (including the existence of the Customer Indemnity), or make use of Pennzoil's name, logo, trademarks, or other identification of Pennzoil, unless Collector has first obtained Pennzoil's written consent and approval of such disclosure, representation or use. Any violation of this provision will result in an automatic termination of this Agreement and Pennzoil's obligations hereunder.

         9. A. This Agreement, the contents hereof and any information or docu-mentation provided by Pennzoil hereunder (the "Proprietary Information"), as disclosed by Pennzoil to

Collector, shall be considered to be confidential. Collector is not authorized to publish, represent or otherwise disseminate to the public the Proprietary
Information (including the existence of the Customer Indemnity contained herein), except for the purpose of carrying out the obligations of Collector hereunder. Any violation of this provision will result in an automatic termination of this Agreement and Pennzoil's obligations hereunder.

         B. Collector agrees that the disclosure of Proprietary Information for a purpose other than expressly set forth in this Agreement or otherwise agreed to by the parties in writing may result in detriment to Pennzoil for which the recovery of damages may not be sufficient. Therefore, Collector further acknowledges and agrees that, in the foregoing event, Pennzoil shall have the right to seek injunctive relief against Collector for the purpose of ceasing the disclosure of such Proprietary Information.

         C. Collector shall be under no obligation with respect to any of the Proprietary Information (i) which is, at the time of disclosure, available to the general public; or (ii) which following disclosure becomes available to the general public through no fault of Collector; or (iii) which Collector can demonstrate was in its possession before receipt; or (iv) which is disclosed to Collector without restriction on disclosure; or (v) which, as shown by Collector's records, was subsequent to disclosure, independently developed by an employee of Collector who neither directly nor indirectly had access to Proprietary Information. Specific Proprietary Information shall not be deemed to come under the foregoing exceptions merely because it is embraced by more general information which is or may become public knowledge.

         D. For all purposes of this Agreement, the term "Proprietary Information" shall include, by way of example, but without limitation, data, know-how, formulae, processes, designs, sketches, photographs, plans, drawings, specifications, samples, reports, customer lists, pricing information, studies, findings, inventions, trademarks, logos, trade secrets and ideas. To the extent practical, Proprietary Information shall be disclosed in a documentary or tangible form marked "PROPRIETARY" or "CONFIDENTIAL", but failure to do so shall not nullify the proprietary or confidential nature of the disclosure. In the case of a disclosure in nondocumentary form made orally or by visual inspection, the discloser shall have the right, or if requested by the recipient, the obligation to confirm in writing the fact and general nature of each disclosure within a reasonable time after it is made. The amount of Proprietary Information to be disclosed is completely in the discretion of Pennzoil. Collector shall retain all Proprietary Information that it receives in strict confidence and prevent its disclosure to any third party, and shall limit internal dissemination of Proprietary Information within its own organization to individuals whose duties justify the need to know such information, and then only provided that there is a clear understanding by such individuals of their obligation to maintain the trade secret status of such information and to restrict its use solely to the purpose specified in this Agreement.

         10. If requested by Pennzoil in writing, Pennzoil shall have full access to all Used Product collection and recycling data, including volumes, costs, and management/operating practices employed by Collector, except for access to litigation matters or other adversarial concerns arising out of this Agreement. This information shall be made available to Pennzoil for all Customer Agreements entered into during the term of this Agreement.

         11. Throughout the effective term of this Agreement, Pennzoil shall have, and hereby retains by itself or through its agents, at its option, the right to claim ownership of all or part of the total amount of the Used Products collected by Collector from Pennzoil's customers at all of the Pennzoil Locations (hereinafter defined), in exchange for their fair market cost or value of the claimed Used Products. In the event that Pennzoil should choose to exercise the right retained herein, Pennzoil shall deliver written notice to Collector indicating its intent to exercise such right. Such notice shall be given at least thirty (30) days prior to the date upon which Pennzoil's right hereunder shall become effective and shall specify the exact location(s) at which Pennzoil shall exercise the right granted herein. For purposes of this Agreement, all locations designated by Pennzoil in the notice to Collector shall hereinafter be referred to as the "Pennzoil Locations". In the event Pennzoil should exercise its ownership rights under this Paragraph 11, Pennzoil shall be responsible for the collection and transportation, whether through Collector or otherwise, of that amount of the Used Products collected by Collector under the Customer Agreements for the specific Pennzoil Locations.

         12. The endorsement of Collector by Pennzoil pursuant to the terms of this Agreement is not exclusive and Pennzoil hereby reserves the right to recommend or endorse any one or more companies or entities that perform the Services within the Territory, regardless of the fact that any such companies or entities may be direct competitors of Collector.

         13.      This Agreement may be terminated in the following manner:

          a. Immediately if Collector's actions in any way violate or run contrary to existing federal, state or local regulations pertaining to the management of the Used Products, including any and all laws or regulations pertaining to environmental protection;

          b. In accordance with any other provisions of this Agreement allowing either party to terminate this Agreement; or

          c. By either party upon no less than thirty (30) days written notice to the other, with or without cause.

         14. This Agreement constitutes the full and final understanding of the parties hereto with regard to the subject matter hereof and may not be amended or modified in any manner without the express written consent of Pennzoil and Collector. There are no written or oral agreements, representations or statements which have not been made a part of this Agreement.

         15. This Agreement may not be assigned by Collector without the express written consent of Pennzoil, which consent shall not be unreasonably withheld, and any assignment without such consent shall be null and void and not binding upon Pennzoil. Pennzoil may at any time during the term of this Agreement, transfer or assign this Agreement to its parent or any of its affiliates, divisions or subsidiaries.

         16. Collector is an independent contractor and is not Pennzoil's agent and may not represent itself to be Pennzoil's agent. Collector will not purport to bind Pennzoil to any agreement or to undertake any obligations on Pennzoil's behalf. Collector, and not Pennzoil, shall be responsible for paying its employees and other creditors and complying with all laws which apply to Collector, its officers, employees and agents.

         17. This Agreement shall be construed under and interpreted in accordance with the laws of the State of Texas and, as applicable, the laws of the United States of America.

         Executed on the dates set forth below, but to be effective as of the date first set forth in this Agreement.

                                                   PENNZOIL-QUAKER STATE COMPANY

Date:                                              By:
     ---------------------------------------           -------------------------
                                                   Name:
                                                       -------------------------
                                                   Title:
                                                       -------------------------


                                                   PROBEX FLUIDS RECOVERY, INC.

Date:                                              By:
     ---------------------------------------           -------------------------
                                                   Name:
                                                       -------------------------
                                                   Title:
                                                       -------------------------

                                    Exhibit A

The used products management facilities designated to perform the services described in this Used Product Collection Agreement are listed below.

                           list locations
                           addresses

                           END OF LIST

                                    Exhibit B

      Pennzoil Company's Corporate "Environmental, Safety & Health Policy"

Protecting the environment and the safety and health of employees, customers, contractors, communities and the public is fundamental to the way Pennzoil conducts its business. To integrate environmental, safety and health management into business activities worldwide, Pennzoil will:

o Pursue excellence in the design, construction, operation and restoration of all properties and facilities;

o    Prepare for emergencies and other contingencies;

o    Communicate openly regarding business activities;

o    Assign clear responsibilities to all employees and contractors;

o    Provide   employees   with   resources   and  training  to  meet   assigned
     responsibilities;

o    Assess the potential risks of business activities;

o    Comply with all applicable laws and regulations;

o    Participate in the development of new laws, regulations and technologies;

o    Review performance and communicate progress; and

o    Expect continuous improvement.